EX99. – 2(s)

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Decatur H. Miller, Esq., whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Decatur H. Miller
Decatur H. Miller, Esq.

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Edward D. Miller, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Edward D. Miller
Dr. Edward D. Miller

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that L. White Matthews, III, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ L. White Matthews, III
L. White Matthews, III

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Kevin A. McCreadie, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as president of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Kevin A. McCreadie
Kevin A. McCreadie

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that John R. Murphy, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a chairman and director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John R. Murphy
John R. Murphy

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Thomas L. Owsley, Esq., whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas L. Owsley
Thomas L. Owsley, Esq.

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Dr. George R. Packard, III, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811- 21819), (each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as a director of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ George R. Packard, III
Dr. George R. Packard, III

Date: November 15, 2007

PNC ABSOLUTE RETURN MASTER FUND LLC

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

PNC LONG-SHORT MASTER FUND LLC

PNC ABSOLUTE RETURN FUND LLC

PNC ALTERNATIVE STRATEGIES FUND LLC

PNC LONG-SHORT FUND LLC

PNC ABSOLUTE RETURN TEDI FUND LLC

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

PNC LONG-SHORT TEDI FUND LLC

KNOW ALL PERSONS BY THESE PRESENTS, that Jennifer E. Spratley, whose signature appears below, does hereby constitute and appoint S. Elliott Cohan, Susan Penry-Williams, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable PNC Absolute Return Master Fund LLC (811-21814), PNC Alternative Strategies Master Fund LLC (811-21816), PNC Long-Short Master Fund LLC (811-21818), PNC Absolute Return Fund LLC (33-128721, 811-21088), PNC Alternative Strategies Fund LLC (33-128725, 811-21257), PNC Long-Short Fund LLC (33-128729, 811-21258), PNC Absolute Return TEDI Fund LLC (33-128723, 811-21815), PNC Alternative Strategies TEDI Fund LLC (33-128726, 811-21817), and PNC Long-Short TEDI Fund LLC (33-128731, 811-21819),(each a “Fund”) to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended (the “Acts”), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission with respect to the Acts, including post-effective amendments to each Fund’s Registration Statement pursuant to the Acts and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and to do and perform in the name and on behalf of the undersigned as treasurer of each Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Jennifer E. Spratley
Jennifer E. Spratley

Date: November 15, 2007